UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2012

Santander Holdings USA, Inc.

(Exact name of registrant as specified in its charter)

Virginia (State or other Jurisdiction of Incorporation)	1-16581 (Commission File Number)	23-2453088 (IRS Employer Identification No.)

75 State Street, Boston, Massachusetts (Address of Principal Executive Offices)	02109 (Zip Code)

Registrant’s telephone number, including area code:  (617) 346-7200

n/a

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

            On September 24, 2012, Santander Holdings USA, Inc. (the “Company”) completed the public offer and sale of $600,000,000 aggregate principal amount of its 3.00% Senior Notes due 2015 (the “Notes”).  The Notes were issued pursuant to a Senior Debt Indenture dated April 19, 2011 (the “Senior Debt Indenture”), between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as supplemented by a Second Supplemental Indenture, dated September 24, 2012 (the “Second Supplemental Indenture”), between the Company and the Trustee.  The Notes were sold pursuant to an underwriting agreement, dated September 19, 2012 (the “Underwriting Agreement”) between the Company, J.P. Morgan Securities LLC, U.S. Bancorp Investments, Inc. and Santander Investment Securities Inc.  The Underwriting Agreement, Senior Debt Indenture, Second Supplemental Indenture and form of Notes are attached to this Current Report on Form 8-K as Exhibits 1.1, 4.1, 4.2, and 4.3 respectively, and are incorporated into this Item 8.01 by reference.

            The Underwriting Agreement, the Senior Debt Indenture, the Second Supplemental Indenture and the Notes are more fully described in the prospectus supplement, filed with the Securities and Exchange Commission (the “Commission”) on September 20, 2012, to the accompanying prospectus filed with the Commission on July 6, 2012 as part of the Company’s Registration Statement on Form S-3 (File No. 333-172807) and the related Registration Statement on Form S-3 (File No. 333-183988) as filed with the Commission pursuant to Rule 462(b) of the Securities Act on September 19, 2012 (collectively, the “Registration Statement”).  The foregoing descriptions of the Underwriting Agreement, the Senior Debt Indenture, the Second Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to Exhibits 1.1, 4.1, 4.2 and 4.3, respectively.

            This Current Report on Form 8-K is being filed, in part, for the purpose of filing the attached documents as exhibits to the Registration Statement in connection with the issuance of the Notes, and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01.  Financial Statements and Exhibits.

            (d) Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement, dated September 19, 2012, between Santander Holdings USA, Inc. J.P. Morgan Securities LLC, U.S. Bancorp Investments, Inc. and Santander Investment Securities Inc.
4.1

Senior Debt Indenture, dated April 19, 2011, between Santander Holdings USA, Inc. and Deutsche Bank Trust Company Americas, as trustee (incorporated herein by reference to Exhibit 4.1 to Santander Holdings USA, Inc.’s Current Report on Form 8-K, filed on April 19, 2011)

4.2	Second Supplemental Indenture, dated September 24, 2012, between Santander Holdings USA, Inc. and Deutsche Bank Trust Company Americas, as trustee
4.3	Form of 3.00% Senior Notes due 2015 (included in Exhibit 4.2)
5.1	Opinion of Wachtell, Lipton, Rosen & Katz
5.2	Opinion of McGuireWoods LLP
23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1)
23.2	Consent of McGuireWoods LLP (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2012	SANTANDER HOLDINGS USA, INC. By: /s/ Christopher K. Pfirrman Name: Christopher K. Pfirrman Title: Assistant Secretary

Exhibit Number	Description
1.1	Underwriting Agreement, dated September 19, 2012, between Santander Holdings USA, Inc. J.P. Morgan Securities LLC, U.S. Bancorp Investments, Inc. and Santander Investment Securities Inc.
4.1

Senior Debt Indenture, dated April 19, 2011, between Santander Holdings USA, Inc. and Deutsche Bank Trust Company Americas, as trustee (incorporated herein by reference to Exhibit 4.1 to Santander Holdings USA, Inc.’s Current Report on Form 8-K, filed on April 19, 2011)

4.2	Second Supplemental Indenture, dated September 24, 2012, between Santander Holdings USA, Inc. and Deutsche Bank Trust Company Americas, as trustee
4.3	Form of 3.00% Senior Notes due 2015 (included in Exhibit 4.2)
5.1	Opinion of Wachtell, Lipton, Rosen & Katz
5.2	Opinion of McGuireWoods LLP
23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1)
23.2	Consent of McGuireWoods LLP (included in Exhibit 5.2)